                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):    OCTOBER 11, 2004
                                                      --------------------------

                       INTERPLAY ENTERTAINMENT CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

               0-24363                                   33-0102707
--------------------------------------------------------------------------------
      (Commission File Number)                (IRS Employer Identification No.)


  1682 LANGLEY AVENUE, IRVINE, CALIFORNIA                  92619
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)               (Zip Code)

                                 (310) 432 1958
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


(b) On October 11, 2004 Robert S. Stefanovich resigned as a director of the Company effective October 11, 2004. Mr. Stefanovich's resignation was not, to the knowledge of any executive officer of the Company, due to a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INTERPLAY ENTERTAINMENT CORPORATION



Dated:  October 13, 2004                 By:     /s/ Herve Caen
                                            -----------------------------------
                                            Herve Caen
                                            Chief Executive Officer and Interim
                                            Chief Financial Officer